                                                                    EXHIBIT 10.4

            ASSIGNMENT, ASSUMPTION, CONSENT AND AMENDMENT AGREEMENT

This Assignment, Assumption, Consent and Amendment Agreement (this "Agreement")
is made and entered into as of this 30th day of April, 1996, by and among
Teletrac, Inc., a Delaware corporation ("Teletrac"), Airtouch Services, a
California corporation and successor in interest to all assets, rights, liabilities and obligation of Airtouch Teletrac f/k/a PacTel Teletrac, a
California general partnership ("Airtouch"), Tadiran Limited, a company organized under the laws of the State of Israel ("Tadiran") and Ituran Location and Control Ltd., a company organized under the laws of the State of Israel
("Ituran").

PREMISES

A. Tadiran and Airtouch are parties to a Radio Location System License Agreement dated December 16, 1993, as amended by the Agreement to Amend CVLU Production
Agreement and Radio Location System License Agreement dated October 17, 1994
(the "Amendment"), pursuant to which, among other things, Airtouch has granted
Tadiran a license to use certain proprietary software owned by Airtouch (the
"License Agreement").

B. The software licensed under the License Agreement is utilized by Tadiran and
Ituran, a wholly owned subsidiary of Tadiran, to operate a vehicle location business (the "Business").

C. On July 19, 1995, Tadiran sold its entire ownership interest in Ituran to
Moked Service Information Management Investments & Holdings (1995), a company organized under the laws of the State of Israel ("Moked").

D. On or before the sale of Ituran to Moked, Tadiran transferred and assigned to
Ituran, all of the assets and rights relating to the Business that were not previously owned by Ituran, including, without limitation, Tadiran's rights under the License Agreement.

E. On January 17, 1996, Teletrac purchased substantially all of the assets and rights of Airtouch, including, without limitation, Airtouch's rights under the
License Agreement.

F. Because the License Agreement provides that a party may not transfer its rights under the License Agreement without the consent of the other party, the parties hereto have entered into this Agreement to provide such consent, on the terms and conditions set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the Premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1. Definitions. For the purposes of this Agreement, all terms not otherwise defined herein which are defined in the License Agreement shall have the meanings given to such terms in the License Agreement. The definition of the term "Territory" in section 1.33 of the License Agreement, shall be amended and restated in it entirety as follows: "Territory" shall mean the state of Israel and the territories administered by it, the West Bank and Jordan, provided that any rights granted herein with respect to Jordan shall be non-exclusive and
Teletrac shall have the right to grant identical or similar rights in Jordan to third parties.

2. Assignment and Assumption of Tadiran's Rights and Obligations. Tadiran hereby states that on July 19, 1995, it sold, assigned and transferred all of its right, title and interest in, to and under the License Agreement to Ituran. In connection with such assignment, Tadiran delegated all of its duties and obligations of performance under the License Agreement to Ituran. Ituran hereby agrees and consents to such assignment and delegation, and assumes and agrees to perform and to be bound by all of the terms, covenants, obligations, conditions and liabilities of Tadiran under the License Agreement, whether now existing or arising in the future. This assignment, delegation and assumption was effective as of July 19, 1995.

3. Assignment and Assumption of Airtouch's Rights and Obligations. Airtouch
hereby states that on January 17, 1996, it sold, assigned and transferred all of its right, title and interest in, to and under the License Agreement to
Teletrac. In connection with such assignment, Airtouch delegated all of its duties and obligations of performance under the License Agreement to Teletrac.
Teletrac hereby agrees and consents to such assignment and delegation, and assumes and agrees to perform and to be bound by all of the terms, covenants, obligations, conditions and liabilities of Airtouch under the License Agreement, whether now existing or arising in the future. This assignment, delegation and assumption was to be effective on January 17, 1996.

4. Consent to Assignment and Assumption. All parties hereto hereby consent and agree to the assignments, delegations and assumptions described Sections 2 and 3 above.

5. Release of Tadiran. Tadiran is hereby released and discharged from any further liability or obligation under the License Agreement, whether now existing or arising in the future, except that:

a. Tadiran shall continue to be bound by the provisions of Section 9.3.4 of the
License Agreement and such provisions shall be deemed to be a part of the
Tadiran Base Station Agreement and the Tadiran Location Unit Agreement and shall continue in effect as long as such agreements shall remain in effect.

b. Tadiran shall continue to be bound by the provisions set forth in the second paragraph of Section 15.5 of the License Agreement.

c. The Nondisclosure Agreement between Airtouch and Tadiran dated January 19,
1993 (the "Initial Nondisclosure Agreement"), shall remain in full force and effect.

d. Tadiran shall be bound by the provisions of the Nondisclosure Agreement attached hereto as Exhibit D, to the same extent as Ituran, with respect to any
Information (as defined therein) heretofore disclosed to Tadiran.

6. Release of Airtouch. Airtouch shall be released and discharged from any further liability or obligation under the License Agreement, whether now existing or arising in the future, except that the Initial Nondisclosure
Agreement shall remain in full force and effect.

7. Other Rights Not Effected. Except as specifically provided herein, the consents and releases set forth in Sections 4, 5 and 6 shall not:

                                        2

a. Operate as a release or waiver of any rights any party hereto may now or hereafter have against any other party hereto.

b. Be construed to be a consent to any other or further assignment, sale or transfer of any rights under the License Agreement.

c. Be construed to eliminate or modify any rights or obligations under the
License Agreement.

d. In any way release any party from any liability to any other party under any other agreement now in effect, including, without limitation, Tadiran's obligations to Teletrac, as successor in interest to the rights of Airtouch, under the Initial Nondisclosure Agreement, the Tadiran Base Station Agreement
and the Tadiran Location Unit Agreement.

8. Warranties Expired. The parties hereto acknowledge and agree that the warranty provision set forth in Sections 12.1 and 12.2 of the License Agreement have expired and shall have no further force or effect. No party hereto shall have any rights or obligations under Sections 12.1 and 12.2 of the License
Agreement.

9. Limitation on Training and Technical Support. Ituran agrees that Teletrac's obligation to provide training and technical support under the provisions of
Section 14.4 of the License Agreement and Sections 2.2 and 2.5 of the Amendment
shall be limited to the following:

a. Teletrac shall be obligated to provide up to 60 man hours per calendar year of general training and technical support relating to the existing RLS Licensed
Software and existing RLS Licensed Technical Information.

b. Teletrac shall be obligated to provide up to 160 man hours per calendar year of training and technical support relating to RLS Licensed Software Upgrades and
RLS Licensed Technical Information Modifications.

c. In the event that Ituran does not request the maximum number of man hours of training and technical support that Teletrac is obligated to provide in any calendar year, such hours shall not carry over to future calendar years.

d. Teletrac agrees to make reasonable efforts to accommodate Ituran's request for training and technical support. Ituran acknowledges and agrees that
Teletrac's obligation to provide training and technical support shall be subject to the availability of the Teletrac personnel needed to provide such training and support. In the event Teletrac pays overtime pay to its personnel providing such training and support, Ituran's charges for such training and support shall be increased accordingly.

10. Delivery and Receipt of Licensed Software and Licensed Technical Information

a. Attached hereto as Exhibit A is a list of the RLS Licensed Software, which shall replace Exhibit A to the License Agreement in its entirety. Ituran acknowledges receipt of the programs described on Exhibit A.

                                        3

b. Attached hereto as Exhibit B is a list of the RLS Licensed Technical
Information, which shall replace Exhibit B to the License Agreement in its entirety. Ituran acknowledges receipt of the documentation and other items described on Exhibit B.

c. Teletrac represents and warrants to Ituran that all programs, documentation and other items required to be delivered pursuant to Sections 14.1 and 14.2.1 of the License Agreement have been delivered to either Tadiran or Ituran, by either
Airtouch or Teletrac.

11. Final Version RLS Licensed Software. Teletrac is currently working on the
Final Version RLS Licensed Software. Pursuant to Section 14.2.2 of the License
Agreement, Ituran is required to pay 50% of the cost of modifying the RLS
Licensed Software to create the Final Version RLS Licensed Software. The parties acknowledge and agree that Ituran's right to receive the Final Version RLS
Licensed Software shall be converted into an option, exercisable at Ituran's sole discretion, to receive such software, and that neither Tadiran nor Ituran have, to date, paid any portion of such costs. Notwithstanding anything contained in the License Agreement to the contrary, the parties acknowledge and agree that Ituran's right to receive the Final Version RLS Licensed Software shall be converted into an option to receive such software, exercisable at
Ituran's sole discretion, and that Teletrac shall have no obligation to deliver the Final Version RLS Licensed Software to Ituran unless and until (a) Ituran notifies Teletrac in writing that it is exercising its option to acquire the
Final Version RLS Licensed Software, (b) Ituran pays Teletrac 50% of the cost of modifying the RLS Licensed Software to create the Final Version RLS License
Software and (c) the Final Version RLS Licensed Software has been completed and is in use in Teletrac's United States operations.

12. Tadiran Production Files.

a. Under Section 6.2 of the Agreement between Tadiran and Moked dated July 19,
1995 (the "Ituran Sale Agreement"), pursuant to which Ituran and the Business were sold to Moked, Ituran has been granted the right to require that Tadiran release the production files (the "Production Files") to the VLU Units (as defined in the Ituran Sale Agreement) to a third party manufacturer ("Third
Party Manufacturer"). Ituran and Tadiran agree that the Production Files will not be turned over to a Ituran or any Third Party Manufacturer without
Teletrac's written consent which will not be unreasonably withheld by Teletrac, provided that:

i. Ituran fully complies with the provisions of the Ituran Sale Agreement relating to the transfer of the Production Files to a Third Party Manufacturer.

ii. All necessary and desirable protections are taken by Ituran and Tadiran to ensure the continued confidentiality of the confidential and proprietary information and technology contained in the Production Files, including, without limitation, requiring the Third Party Manufacturer to sign a nondisclosure agreement in the form attached hereto as Exhibit D to the License Agreement.

iii. The Third Party Manufacturer is not given the right to manufacture VLU
Units for sale or distribution outside of the Territory.

Ituran agrees that it will use its best efforts to ensure that the Third Party
Manufacturer does not disclose the confidential and proprietary information and technology contained in the Production

                                        4

Files to any third party and does not manufacture the of VLU Units for sale or distribution outside of the Territory.

b. Tadiran agrees that Teletrac shall have a right of first refusal to purchase from Tadiran, for sale and distribution outside of the Territory, products resulting from new technological developments as developed by Tadiran in connection with base stations and/or VLU Units on the basis of the technology, other than dedicated developments made for a specific customer and subject to undertakings given by Tadiran up to the date of signature of the Ituran Sale
Agreement that do not allow or that restrict Tadiran in everything connected with the provisions of this clause. The cost of adjustments of the developments for Teletrac, if any, shall be borne by Teletrac alone.

c. Tadiran hereby agrees that if it decides to abandon the field of production of base stations and/or VLU Units, for any reason, Tadiran shall so notify
Teletrac twelve (12) months in advance of the date on which it abandons such production.

d. Tadiran hereby agrees that Teletrac shall have a right of first refusal to purchase the Production Files of the base stations and/or VLU Units, as relevant, provided that Teletrac exercises or forgoes such right of first refusal within thirty (30) days of the date on which Tadiran notifies Teletrac in writing of the price and terms of payment for the Production Files. Tadiran and Ituran hereby acknowledge and agree that the right of first refusal to purchase Production Files granted to Ituran in the second paragraph of Section
6.4 of the Ituran Sales Agreement is subordinate to the right of first refusal granted to Teletrac in the preceding sentence.

e. Tadiran agrees that it shall not sell the Production Files, or any part thereof, to any third party including Ituran, without obtaining Teletrac's prior written consent. Tadiran agrees that in the event that it sells the Production
Files to a third party, Tadiran shall obligate the third party to take upon itself all of the rights and obligations of Tadiran for the continued production of base stations and/or VLU Units pursuant to the terms of the Tadiran Base
Station Agreement and the Tadiran Location Unit Agreement.

f. The provisions set forth in this Section 12 shall be deemed to be a part of the Tadiran Base Station Agreement and the Tadiran Location Unit Agreement and
shall continue in effect as long as such agreements remain in effect.

13. Transfers to Ituran. Tadiran and Ituran hereby represent and warrant that all assets and rights relating to the Business have been transferred and assigned to Ituran, and that no such assets or rights have been transferred to
Moked.

14. Performance Commencement Date and RLS Commercial Operation Date. The parties acknowledge and agree that the Performance Commencement Date occurred on March
16, 1995 and the RLS Commercial Operation Date occurred on November 12, 1995.

15. Escrow Agreement. Concurrently with the execution of this Agreement,
Teletrac and Ituran shall execute and deliver the Escrow Agreement that is attached hereto as Exhibit C, which shall replace in its entirety, the Escrow
Agreement attached as Exhibit C to the License Agreement.

                                        5

16. Nondisclosure Agreement. Concurrently with the execution of this Agreement,
Teletrac and Ituran shall execute and deliver the Nondisclosure Agreement that is attached hereto as Exhibit D, which shall replace in its entirety, the
Nondisclosure Agreement attached as Exhibit D to the License Agreement.

17. Royalty Reports and Payments.

a. All royalty reports which were required to be delivered under the License
Agreement for the calendar quarter ending on December 31, 1995, and each prior calendar quarter, are attached hereto as Exhibit E.

b. The parties acknowledge and agree that no payment of Royalty Interests have been made by either Tadiran or Ituran under the License Agreement. On or before
April 30, 1996, Ituran shall pay to Teletrac all Royalty Interests which have accrued under the License Agreement between December 16, 1993 and March 31,
1996. Thereafter, Ituran shall make payments of Royalty Interests on a quarterly basis as required under Section 4.3 of the License Agreement and Royalty
Interests shall not accrue as provided in Section 4.1.2(d) of the License
Agreement.

18. Certain Deletions. Ituran and Teletrac acknowledge and agree that the following provisions shall be deleted from the License Agreement in their entirety:

a. The second sentence of Section 3.

b. Section 7.2.

c. Section 12.1.

d. Section 12.2.

19. Notices. Any notices to any party under this Agreement or the License
Agreement shall be sent in a manner provided in Section 20.1.2 of the License
Agreement. Notices to Airtouch and Tadiran shall be sent to the individuals and the addresses listed in Section 20.1.2 of the License Agreement. Notices to
Tadiran and Teletrac shall be sent to the individuals and the addresses set forth below:

Ituran:

Gideon Ezra
General Manager
Ituran Location and Control Ltd.
3a Hasikma St.
Azur, Israel
Tel.: 972-3-557-1313
Fax: 972-3-557-1391

                                        6

with a copy to:

Dr. Eddo Dinstein
Cohen Lahat & Co.
155 Bialik St.
Ramat Gan, Israel
Tel.: 972-3-751-2061
Fax: 972-3-751-2066

Teletrac:

James A. Queen
Chief Executive Officer
Teletrac, Inc.
8900 State Line Rd., Ste. 500
Leawood, KS 66206
Tel.: (913) 642-4799
Fax: (913) 642-4214

with a copy to:

Steven A. Scheiwe
General Counsel
Teletrac, Inc.
8900 State Line Rd., Ste. 500
Leawood, KS 66206
Tel.: (913) 642-4799
Fax: (913) 642-4214

20. License Agreement. The parties acknowledge and agree that the License
Agreement shall remain in full force and effect except as expressly amended and modified by this Agreement.

21. Miscellaneous. The parties acknowledge and agree that the provisions set forth in Sections 18, 19, 20.2, 20.3, 20.4, 20.5, 20.6, 20.7, 20.8, 20.9, 20.10,
20.11, 20.15 and 20.16 are incorporated herein by reference, except that the term "License Agreement" shall be read as "Agreement," where appropriate in such
Sections.

                                        7

IN WITNESS WHEREOF, the parties have executed and delivered this agreement as of the day and year first written above.

TELETRAC, INC.

By: /s/  Steven D. Scheiwe
    --------------------------------------
Name: Steven D. Scheiwe
Title: Secretary
Date: 5/10/96

AIRTOUCH TELETRAC

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------
Date:
      ------------------------------------

TADIRAN LIMITED

By: /s/  Eddy Kafry
    --------------------------------------
Name: Eddy Kafry
Title: General Manager, Tadiran Telematics
Date: Dec. 13, 1996

ITURAN LOCATION AND CONTROL LTD.

By: /s/ Avner King  /s/ Sheratzki Eazi
    --------------------------------------
Name: Avner King Sheratzki Eazi
Title: Managers
Date: 5/5/96

                                        8

AIRTOUCH SERVICES

By: /s/ R. Craig Stewart
    --------------------------------------
Name: R. Craig Stewart
Title: Vice President
Date: 5/14/96

TADIRAN LIMITED

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------
Date:
      ------------------------------------

ITURAN LOCATION AND CONTROL LTD.

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------
Date:
      ------------------------------------

                                        9

                                   EXHIBIT A

                             RLS LICENSED SOFTWARE

                                       10

                       EXHIBIT A - RLS LICENSED SOFTWARE

SECTION 1.21

QNX Real-time Network System Software

o QAVM

o Real-time Forward Customer Data Migration

o Real-time Reverse Customer Billing Migration

o Real-time Customer Database Server

o Episode Manager, Episode Supervisor Workstation and Episode Operator
Workstation

o Quser

o Transaction Logger, Gatherer and Archiver

o Message Manager - With Ituran System changes to allow VLS Workstation to
Workstation communication capabilities

o Store and Forward

o QVCP Voice - Written especially for Ituran System

DOS Real-time Network System Software

o TIP w/alternate frequency changes for Ituran System

o TSolve for TIP Transputers

o SPT

o SPX Diagnostic

o RSSW

o COR DSP Base Station software

o Boocat Test Software

MIS Software

o MIS Metro with MIS National's data entry capability modified for Ituran System

o Usage Gathering from Real-time Network

o QNX MIS / UNIX MIS Interface - Written especially for Ituran System

Workstation Software

o Source code and executable program for Fleet Director version 3.5. In return for this source code Ituran was to deliver to Teletrac source code to their
Windows workstation software called CVLS 4.0

o CSVLS

o CIVLS

o Wintrak

o Gateway Development Kit

                                       11

                                    EXHIBIT B

                       RLS LICENSED TECHNICAL INFORMATION

                 EXHIBIT B - RLS LICENSED TECHNICAL INFORMATION

SECTION 1.23



----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

900-0002   00                  Theory of System                                  Richard La Porte
                               Operation

----------------------------------------------------------------------------------------------------
900-0003   00       10/18/91   Teletrac Technical                                Drew Bradford
                               Glossary

----------------------------------------------------------------------------------------------------
900-0004   00                  Teletrac Writers'       Shows usage of            Drew Bradford
                               Style Guide             commonly used
                                                       ambiguous terms.
----------------------------------------------------------------------------------------------------
900-0103   D0       1/4/93     Software                Defines and describes     Joy Tamanaha
                               Requirements            the standard format
                               Specification           for Software
                               Document                Requirements
                               Preparation             Specification
                               Description             Documents
----------------------------------------------------------------------------------------------------
900-0105   00                  Software                                          Joy Tamanaha
                               Development Plan
----------------------------------------------------------------------------------------------------
900-0106   input    7/27/92    Software Quality                                  Joy Tamanaha
                               Assurance Manual
----------------------------------------------------------------------------------------------------
900-0107   input    7/28/92    Software                                          Joy Tamanaha
                               Configuration
                               Management Manual
----------------------------------------------------------------------------------------------------
900-0109   B0       9/14/93    Horizon System                                    Joy Tamanaha
                               Specification
----------------------------------------------------------------------------------------------------
900-0111   01       7/1/92     Software Standards                                Joy Tamanaha
                               and Guidelines
----------------------------------------------------------------------------------------------------
900-0113   00       6/10/92    Change Control          Describes change          Joy Tamanaha
                               Procedures              procedures for
                                                       software, hardware
                                                       and documentation.
----------------------------------------------------------------------------------------------------
900-0114   00       6/12/92    Master                  List every component      Ray Campbell
                               Configuration Items     of Teletrac by number.
                               List
----------------------------------------------------------------------------------------------------
900-0116   00       12/22/92   Status-Trac Service     Describes Status-Trac     Stacey Black
                               Description             service at customer
                                                       level of
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                               Document                understanding.
----------------------------------------------------------------------------------------------------
900-0118   00                  Interface               Describes how to          Joy Tamanaha
                               Specification           write the document
                               Document                that specifies the
                               Preparation             interface between two
                               Description             CSCI's. The document
                                                       includes the
                                                       requirement
                                                       specifications and
                                                       design
                                                       specifications.
                                                       Written by Jim Moore
                                                       and Mike Hunter.
----------------------------------------------------------------------------------------------------
900-0119   review   9/1/93     Horizon II Proposal     Engineering document      Joy Tamanaha
                                                       describing resources
                                                       needed, schedule, etc.
----------------------------------------------------------------------------------------------------
900-0122   review   12/20/93   Genesis System                                    Joy Tamanaha
                               Specification
----------------------------------------------------------------------------------------------------
900-0202   review   3/26/93    Horizon Validation      Document that will be     Joy Tamanaha
                               Test Specification      used to test the
                                                       Horizon software.
----------------------------------------------------------------------------------------------------
900-0601   none     ?          System Overview         Training course for       Florin Stelzer
                                                       PTT FEs.
----------------------------------------------------------------------------------------------------
900-0602   00                  City Buildout           Training course for       Florin Stelzer
                               Procedure               PTT FEs.
----------------------------------------------------------------------------------------------------
900-0603   00       1/4/92     Company and System      A module of the           Drew Bradford
                    5/6 93?    Overview - OJT          Control Center System
                               Module                  Operator Training
                                                       Program. Also used in
                                                       Episode Operator
                                                       training. General
                                                       enough that it may be
                                                       slightly revised and
                                                       given to any new
                                                       employee. Written in
                                                       workbook format.
----------------------------------------------------------------------------------------------------
905-0101   00                  Control Center Site                               Dennis McCain
                               Requirements
----------------------------------------------------------------------------------------------------
905-0102   B1       6/3/93     QAVM-IP                                           Joy Tamanaha
                               Communication
                               Protocol
----------------------------------------------------------------------------------------------------
905-0103   review   7/10/92    General                                           Joy Tamanaha
                               Quser-Client
                               Interface
                               Requirements
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                               Specification
----------------------------------------------------------------------------------------------------
905-0104   B3       7/21/94    Version Description                               Joy Tamanaha
                               Document
----------------------------------------------------------------------------------------------------
905-0105   B3       7/21/94    Metro Version           Describes changes to      Joy Tamanaha
                               Description Document    software from
                                                       previous version to
                                                       current.
----------------------------------------------------------------------------------------------------
905-0106   review   7/5/94     RF Services             For future system:        Joy Tamanaha
                               Software                RF Services
                               Requirements Spec       encompasses all the
                                                       old paging and
                                                       scheduling related
                                                       functions of the
                                                       system (IP, SPT, and
                                                       QAVM).
----------------------------------------------------------------------------------------------------
905-0201   00                  Control Center                                    Richard La Porte
                               Assembly & Test
----------------------------------------------------------------------------------------------------
905-0301   00                  Cntrl Cntr On-Site                                Stanley Junken
                               Installation Manual
----------------------------------------------------------------------------------------------------
905-0302   C1       3/19/92    Teletrac Control                                  Joy Tamanaha
                               Center Software
                               Initial
                               Installation Guide
                               for Version 1.4
----------------------------------------------------------------------------------------------------
905-0303   C0       8/08/91    MigNet Upgrade          Instructions on how       Joy Tamanaha
                               Installation Guide      to install the
                                                       hardware and software
                                                       for migration between
                                                       the Metro MIS and
                                                       Information Gateway
                                                       computers.
----------------------------------------------------------------------------------------------------
905-0304   E3       7/21/94    Control Center          Instructions to           Joy Tamanaha
                               Software Upgrade        Metros on how to
                               Installation Guide      install system
                                                       software upgrades.
----------------------------------------------------------------------------------------------------
905-0401   A0                  Cntrl Cntr System                                 Joy Tamanaha
                               Reference Manual
----------------------------------------------------------------------------------------------------
905-0402   D0       2/1/94     Control Center                                    Joy Tamanaha
                               System Operation
                               Manual
----------------------------------------------------------------------------------------------------
905-0403   00       11/25/90   Control Center                                    Bob Hopkins
                               Network Switching
                               Operation
----------------------------------------------------------------------------------------------------
905-0404   00                  Diagnostic Terminal                               Bob Hopkins
                               Users Guide
----------------------------------------------------------------------------------------------------
905-0405   00                  Control Center          Describe and define       Joy Tamanaha
                               Utilities User          utilities that are
                               Reference               used in metro Control
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                                                       Centers.
----------------------------------------------------------------------------------------------------
905-0406   D1       3/2/94     Control Center          How to resolve system     Joy Tamanaha
                               Troubleshooting         operation problems.
                               Guide
----------------------------------------------------------------------------------------------------
905-0407   NA       3/31/94    Advanced Operator       Procedures for doing      Joy Tamanaha
                               Procedures              advanced maintenance,
                                                       such as defragmenting
                                                       a hard disk.
----------------------------------------------------------------------------------------------------
905-0601   00       10/21/91   System Operator         Guides a new system       Natalie Taylor
                               On-the-Job Training     operator trainee
                               Guide                   through a learning
                                                       program.
----------------------------------------------------------------------------------------------------
905-0602   00       2/14/92    SPT Training Guide      Guide to be used by a     Rex Frye
                                                       person experienced
                                                       with QAVM, for
                                                       training FEs.
----------------------------------------------------------------------------------------------------
905-0605   00       2/7/92     Quser Training Guide    Training course for       Rex Frye
                                                       PTT FEs. Bullets
                                                       ideas to be covered
                                                       by an experienced
                                                       Quser user.  Also
                                                       includes information
                                                       for trainee.
----------------------------------------------------------------------------------------------------
905-0606   00       2/8/92     QAVM Training Guide     PTT training course       Rex Frye
                                                       for FE's. Bullets
                                                       ideas to be covered
                                                       by experienced QAVM
                                                       user.  Also contains
                                                       screens and
                                                       information for
                                                       trainee.
----------------------------------------------------------------------------------------------------
905-0608   00       9/25/92    Control Center          Self-paced workbook       Natalie Taylor
                               Operator Training:      to learn knowledge
                               Roadside Assistance     required to handle
                               and Sentry              Roadside Assistance
                               Activation              Episodes and perform
                                                       installation test for
                                                       DLC-22T. Must be
                                                       followed up by
                                                       exercises for
                                                       handling RA episode
                                                       and doing DLC
                                                       installation test.
----------------------------------------------------------------------------------------------------
905-0609   00       2/5/92     Network Control         Training guide for        Ray Campbell
                               Center A/B              teaching someone
                               Switching Training      about the patch panel
                               Guide                   and A/B switches in
                                                       the Control Center.
----------------------------------------------------------------------------------------------------
905-0610   00       10/14/92   Episode Management      Self-paced                Natalie Taylor
                               Training Sentry         instructional
                               Activation              workbook designed for
                                                       Control Center
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                                                       Operators. To train
                                                       on operation and
                                                       installation of
                                                       DLC-22T.
----------------------------------------------------------------------------------------------------
905-0611   00       12/18/92   Episode Management      Self-paced                Natalie Taylor
                               Training Roadside       instructional
                               Assistance              workbook designed for
                                                       Control Center
                                                       Operators. To train
                                                       on how to support
                                                       Roadside Assistance
                                                       service.
----------------------------------------------------------------------------------------------------
905-0612   00       11/1/93    QNX Skills - OJT        A self-paced workbook     Tracey Stone
                               Module                  - one of the training
                                                       modules in the System
                                                       Operator OJT Program:
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
905-0613   NA       12/6/93    Basic Skills for        Training module to        Jack Carchio
                               Control Center -        teach basic skills
                               OJT Module              such as front door &
                                                       CC access; security
                                                       monitor & intercom;
                                                       telephone; radio;
                                                       voice recorder; and
                                                       Daily Log. Part of
                                                       System Operator OJT
                                                       Program: Basic Level.
----------------------------------------------------------------------------------------------------
905-0614   00       2/17/94    Shift Turnover          How to perform the        Kim West
                               Check - OJT Module      Shift Turnover Check
                                                       Module of System
                                                       Operator OJT Program:
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
905-0615                       DOS Skills - OJT        Module of the System      Mary Rowley
                               Module                  Operation OJT
                                                       Program: Basic Level.
----------------------------------------------------------------------------------------------------
905-0616                       Hourly Checks - OJT     Module of the System      Gloria Mann
                               Module                  Operator OJT Program:
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
905-0617                       File Backups - OJT      Module of the System      Debbie Kass
                               Module                  Operator OJT Program:
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
905-0618                       Novell - OJT Module     Module of the System      Mary Rowley
                                                       Operator OJT Program:
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
905-0619   review   1/31/94    Control Center          Module of the            Natalie Taylor
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                               Overview - OJT          System Operator OJT
                               Module                  Program: Basic Level.
----------------------------------------------------------------------------------------------------
905-0620                       Training Program        Module of the System      Natalie Taylor
                               Overview - OJT          Operator OJT Program:
                               Module                  Basic Level.
----------------------------------------------------------------------------------------------------
905-0621                       Support and             Module of the System      unassigned
                               Maintenance - OJT       Operator OJT Program:
                               Module                  Basic Level.
----------------------------------------------------------------------------------------------------
905-0622   NA       2/1/94     Horizon II              Operator training for     Natalie Taylor
                               Training, System        Horizon II.
                               Software Release
                               Version 2.2
----------------------------------------------------------------------------------------------------
905-0801   00                  Control Center          Descriptions of how       Mark Little
                               Policies and            to perform
                               Procedures Manual       administrative tasks
                                                       and management/
                                                       employee
                                                       responsibilities.
----------------------------------------------------------------------------------------------------
906-0101   B0       3/12/92    VDD for Quser 1.6.                                Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
906-0102   B0       3/12/92    VDD for QAVM 3.32,                                Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
906-0103   B0       3/12/92    VDD for EMGR 2.7,                                 Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
906-0104   B0       3/12/92    VDD for RTDB 2.0,                                 Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
906-0105   G0       4/9/93     EMGR Software                                     Joy Tamanaha
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
906-0106   B0       3/12/92    VDD for TP 1.4,                                   Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
906-0107   00       1/13/93    QAVM Software                                     Joy Tamanaha
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
906-0108   A0       2/11/93    Quser Software                                    Joy Tamanaha
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
906-0109   00       1/14/93    Database Services                                 Joy Tamanaha
                               Software
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
906-0110   A0       2/11/93    TP Software                                       Joy Tamanaha
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
906-0111   00       3/12/92    SCUP Version                                      Joy Tamanaha
                               Description Document
----------------------------------------------------------------------------------------------------
906-0112   input    2/4/92     SCUP Software                                     Joy Tamanaha
                               Requirements
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                               Specification
----------------------------------------------------------------------------------------------------
906-0113   A1       3/2/93     RDDS Software           SRS for the Real-time     Joy Tamanaha
                               Requirements            Data Distribution
                               Specification           Sub-system.
----------------------------------------------------------------------------------------------------
906-0114   00                  RDDS Software           Detailed design           Joy Tamanaha
                               Detailed Design         specification for the
                               Specification           Real-time Data
                                                       Distribution
                                                       Sub-system.
----------------------------------------------------------------------------------------------------
906-0115   00       1/11/93    Message Manager                                   Joy Tamanaha
                               Software
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
906-0116   00       11/4/93    Alternate               Related to Message        Joy Tamanaha
                               Notification S/W        Manager CSCI. Will
                               Requirement Spec        not be released until
                                                       October 1 as
                                                       enhancement to
                                                       Horizon service.
----------------------------------------------------------------------------------------------------
906-0117   00       1/13/93    Store and Forward       Related to RTDB CSCI.     Joy Tamanaha
                               S/W Requirement Spec
----------------------------------------------------------------------------------------------------
906-0118   01       3/5/93     Database Services                                 Joy Tamanaha
                               Software Detailed
                               Design Specification
----------------------------------------------------------------------------------------------------
906-0119   00       1/27/93    Transaction                                       Joy Tamanaha
                               Processor Software
                               Detailed Design
                               Specification
----------------------------------------------------------------------------------------------------
906-0120   00       2/2/93     Store and Forward                                 Joy Tamanaha
                               Software Detailed
                               Design Specification
----------------------------------------------------------------------------------------------------
906-0121   00       4/15/93    RDDS User Interface     Requirements              Joy Tamanaha
                               Requirements            specification for
                               Specification           user interface on the
                                                       Real-time Data
                                                       Distribution
                                                       Sub-system.
----------------------------------------------------------------------------------------------------
906-0122   input               RDDS Schema Detail      Detailed explanation      Joy Tamanaha
                               Specification           of the database
                                                       scheme for RDDS.
----------------------------------------------------------------------------------------------------
906-0123   input               RDDS Database                                     Joy Tamanaha
                               General
                               Specification
----------------------------------------------------------------------------------------------------
906-0124                       Interface Services      For future system:        Joy Tamanaha
                               Software                Interface Services
                               Requirements Spec       (IS) includes
                                                       functions of EMGR,
                                                       MMGR and Quser.
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

906-0201   00                  Episode Manager                                   Joy Tamanaha
                               Software Test Plan
----------------------------------------------------------------------------------------------------
906-0202   00                  QAVM Software Test                                Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
906-0203   00                  Quser Software Test                               Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
906-0204   00                  RTDB Software Test                                Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
906-0205   00                  TP Software Test                                  Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
906-0206   00                  SCUP Software Test                                Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
906-0207                       Message Manager                                   Joy Tamanaha
                               Software Test Plan
----------------------------------------------------------------------------------------------------
906-0401   00       3/31/92    Episode Procedures      Tells the operator        Natalie Taylor
                               Manual                  what to do in
                                                       handling each type of
                                                       episode that can
                                                       occur on the episode
                                                       terminal.
----------------------------------------------------------------------------------------------------
906-0402   00                  Episode Manager         Describes the Episode     Joy Tamanaha
                               User Reference          Manager with its
                                                       displays and
                                                       controls, in other
                                                       words, the Supervisor
                                                       and Operator
                                                       terminals.
----------------------------------------------------------------------------------------------------
906-0403   00                  QAVM User Reference     Describes how to use      Joy Tamanaha
                                                       displays and controls
                                                       of QAVM; defines all
                                                       fields.
----------------------------------------------------------------------------------------------------
906-0404   00                  Quser User Reference    Describes how to use      Joy Tamanaha
                                                       displays and controls
                                                       of Quser; defines all
                                                       fields.
----------------------------------------------------------------------------------------------------
906-0405   00                  RTDB User Reference     Descries how to use       Joy Tamanaha
                                                       displays and controls
                                                       of the RTDB, defines
                                                       all fields.
----------------------------------------------------------------------------------------------------
906-0406   00       2/28/92    SCUP Technical                                    Joy Tamanaha
                               Reference Manual
----------------------------------------------------------------------------------------------------
906-0407   00                  TP User Reference                                 Joy Tamanaha
----------------------------------------------------------------------------------------------------
906-0408                       Message Manager                                   Joy Tamanaha
                               User Reference
----------------------------------------------------------------------------------------------------
906-0601   00       7/10/92    SVLU Checkup (SCUP)     Training program to       Drew Bradford
                               Features Training       help Control Center
                                                       Operators learn how
                                                       to download SCUP
                                                       locations to a CSVLS
                                                       workstation, and
                                                       print reports of
                                                       non-responding SVLUs.
----------------------------------------------------------------------------------------------------
906-0602   NA       3/1/93     Using the New           Tutorial for using        Natalie Taylor
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                               QAVM Interface          QAVM interface
                                                       delivered in system
                                                       software release
                                                       version 1.5.
----------------------------------------------------------------------------------------------------
906-0603   05       8/26/93    EMGR Tutorial for       Self-paced                Natalie Taylor
                               Software Version 1.5    instructional
                                                       workbook provides
                                                       information on 2nd
                                                       Generation SVLU and
                                                       instruction on how to
                                                       use Activation
                                                       Episode.
----------------------------------------------------------------------------------------------------
906-0604   NA       12/2/93    QUSER Skills - OJT      Part of System            Peggy Vasco
                               Module                  Operator OJT Program:
                                                       Basic Level, teaches
                                                       System Operator
                                                       skills for using
                                                       Quser.
----------------------------------------------------------------------------------------------------
906-0605   00       2/17/94    TP skills - OJT         Module of System          Monica Scott
                               Module                  Operator OJT Program,
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
906-0606                       EMGR Skills - OJT       Module of System          Jack Carchio
                               Module                  Operator OJT Program,
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
906-0607                       QAVM Skills - OJT       Module of System          Lon Lowen
                               Module                  Operator OJT Program,
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
906-0608                       MMGR - OJT Module       Module of System          unassigned
                                                       Operator OJT
                                                       Program:  Basic Level.
----------------------------------------------------------------------------------------------------
906-0609                       SF Skills - OJT         Module of System          unassigned
                               Module                  Operator OJT
                                                       Program:  Basic Level.
----------------------------------------------------------------------------------------------------
906-0610                       SCUP Skills - OJT       Module of System          Sue Rausch
                               Module                  Operator OJT
                                                       Program:  Basic Level.
----------------------------------------------------------------------------------------------------
906-0611                       RTDB Skills - OJT       Module of System          Sue Rausch
                               Module                  Operator OJT
                                                       Program:  Basic Level.
----------------------------------------------------------------------------------------------------
907-0101   B0       3/12/92    VDD for IP 50.1.                                  Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
907-0102   B0       3/12/92    VDD for IP Tools                                  Joy Tamanaha
                               50.1. Teletrac V1.4
----------------------------------------------------------------------------------------------------
907-0103   00                  IP Software             List of specifications    Joy Tamanaha
                               Requirements            required for next
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                               Specification           release of IP
                                                       software.
----------------------------------------------------------------------------------------------------
907-0104   00       10/9/91    TIP-Transputer                                    Joy Tamanaha
                               Communication
                               Protocol
----------------------------------------------------------------------------------------------------
907-0105                       IP-QVCP                                           Ed Hurst
                               Communication
                               Protocol
----------------------------------------------------------------------------------------------------
907-0201   00                  IP Software Test                                  Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
907-0401   review   11/25/91   IP User Reference       Describes how to use      Drew Bradford
                                                       displays and controls
                                                       of the IP; defines
                                                       all fields.
----------------------------------------------------------------------------------------------------
907-0601   00       2/10/92    IP Training Guide       Guide to be used by       Rex Frye
                                                       person experienced
                                                       with IP, for training
                                                       PTT FEs.
----------------------------------------------------------------------------------------------------
907-0602                       IP Skills - OJT         Module of the System      Glenda Leach
                               Module                  Operator OJT Program:
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
910-0101   none     12/5/90    VLS Version                                       Joy Tamanaha
                               Description Document
----------------------------------------------------------------------------------------------------
910-0102   C0       5/3/94     VLS-Quser                                         Joy Tamanaha
                               Communication
                               Protocol
----------------------------------------------------------------------------------------------------
910-0103   F0       6/1/94     PacTel Teletrac CAD     Documents to              Joy Tamanaha
                               Interface               customers the
                               Requirements Spec       requirements of a
                                                       dispatch program in
                                                       order to interface to
                                                       CIVLS product.
----------------------------------------------------------------------------------------------------
910-0104   00       5/24/94    CVLS-Quser              Version of the
                               Interface               VLS-Quser Protocol.
                               Specification           Jeff updated to give
                                                       to outsiders.
----------------------------------------------------------------------------------------------------
911-0101   00       12/19/90   SVLS Software                                     Joy Tamanaha
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
911-0102   1.0      2/11/91    SVLS Version                                      Joy Tamanaha
                               Description Document
----------------------------------------------------------------------------------------------------
911-0201   00                  SVLS Software Test                                Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
911-0301   00                  SVLS Software           Tells customers how       Karen Birch
                               Installation &          to install the
                               Upgrade Guide           software or software
                                                       upgrade.
----------------------------------------------------------------------------------------------------
911-0401   none     4/30/91    SVLS User's Guide                                 Karen Birch
----------------------------------------------------------------------------------------------------
911-0402   none     4/30/91    SVLS Step-by-Step                                 Karen Birch
                               Guide
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

911-0501   00                  SVLS New Features       Tells customer what       Karen Birch
                               and Changes             the new features and
                                                       modifications are
----------------------------------------------------------------------------------------------------
912-0101   none     3/29/91    CVLS Software                                     Timothy Height
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
912-0102   B0       3/12/92    VDD for CVLS 3.2,                                 Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
912-0103   CZ       3/8/94     Fleet Director 3.5      Describes features of     Joy Tamanaha
                               Feature Requirement     CVLS 3.4, a design
                               Specification           document.
----------------------------------------------------------------------------------------------------
912-0104   review   9/1/93     VAR Workstation         Engineering document      Joy Tamanaha
                               Proposal                describing resources
                                                       needed, schedule, etc
----------------------------------------------------------------------------------------------------
912-0201   00                  CVLS Software Test                                Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
912-0301   00                  CVLS Software           Tells customer how to     Karen Birch
                               Installation &          install software or
                               Upgrade Guide           software upgrade.
----------------------------------------------------------------------------------------------------
912-0401   00       8/20/92    CVLS User's Guide                                 Karen Birch
----------------------------------------------------------------------------------------------------
912-0402                       CVLS Reference Guide                              Karen Birch
----------------------------------------------------------------------------------------------------
912-0403   00       8/20/92    CVLS Quick Reference                              Karen Birch
----------------------------------------------------------------------------------------------------
912-0601   00       8/20/92    CVLS New Features       Tells customer what       Karen Birch
                               and Changes             the new features and
                                                       modifications are
----------------------------------------------------------------------------------------------------
913-0101   00                  CSVLS Software                                    Joy Tamanaha
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
913-0102   B0       3/12/92    VDD for CSVLS 3.1,                                Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
913-0201   00                  CSVLS Software Test                               Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
913-0301   00                  CSVLS Software          Tells customer how to     Karen Birch
                               Installation &          install the software
                               Upgrade Guide           or software upgrade
----------------------------------------------------------------------------------------------------
913-0401   none     11/01/91   CSVLS User              Describes all the         Karen Birch
                               Reference Manual        features of CSVLS
                                                       that are not features
                                                       of CVLS. Used as a
                                                       supplement to CVLS
                                                       user documentation.
                                                       Also describes all
                                                       features of Teletrac
                                                       Access Level, whether
                                                       in CVLS also or just
                                                       in CSVLS.
----------------------------------------------------------------------------------------------------
913-0601   00                  CSVLS New               Tells customer what       Karen Birch
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                               Features                the new features and
                               and Changes             modifications are.
----------------------------------------------------------------------------------------------------
913-0602   0        2/20/92    CSVLS New Features      A self-paced workbook     Natalie Taylor
                    (Nat had   Training                for learning new
                    3/08/92)                           features of latest
                                                       release of CSVLS.
                                                       Current release 3.1.
----------------------------------------------------------------------------------------------------
913-0603                       CSVLS Skills - OJT      Module of the System      Anita Moore
                               Module                  Operator OJT
                                                       Program:  Basic Level.
----------------------------------------------------------------------------------------------------
914-0101   00       8/7/91     VDD for CIVLSSIM                                  Joy Tamanaha
                               1.0, Teletrac V1.3
----------------------------------------------------------------------------------------------------
914-0102   10       5/15/91    CIVLSSIM S/W                                      Joy Tamanaha
                               Requirements Spec
                               for V1.0
----------------------------------------------------------------------------------------------------
914-0103   00       8/7/91     VDD for CIVLS 1.0,                                Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
914-0104   00                  CIVLS Software                                    Joy Tamanaha
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
914-0301   00                  CIVLS Software          Tells customer how to     Karen Birch
                               Installation &          install the software
                               Upgrade Guide           or software upgrade.
----------------------------------------------------------------------------------------------------
914-0401   10       4/23/91    CIVLSSIM User's                                   Joy Tamanaha
                               Manual for V1.0
----------------------------------------------------------------------------------------------------
914-0601   00                  CIVLS New Features      Tells customer what       Karen Birch
                               and Changes             the new features and
                                                       modifications are.
----------------------------------------------------------------------------------------------------
915-0303   draft    11/15/90   GPS Site Survey                                   Ray/Florin
                               Procedure
----------------------------------------------------------------------------------------------------
915-0304   none     1/29/91    GPS Site Survey
                               Procedures (Short
                               Version)
----------------------------------------------------------------------------------------------------
915-0305   none     1/28/91    GPS Antenna
                               Installation
----------------------------------------------------------------------------------------------------
915-0306   draft    8/30/90    Grounding,                                        Ray Campbell
                               Lightning and AC
                               Surge Protection
----------------------------------------------------------------------------------------------------
915-0401   00                  Propagation                                       Bob Hopkins
                               Software User's
                               Guide
----------------------------------------------------------------------------------------------------
915-0402   00                  GPS Data Processing     Instructions for          Florin Stelzer
                               Guide                   processing data after
                                                       a GPS site survey has
                                                       been performed.
                                                       Includes instructions
                                                       for using software
                                                       program for this
                                                       purpose.
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

915-0607   00                  Site Spec               Training course for       Florin Stelzer
                                                       PTT FEs.
----------------------------------------------------------------------------------------------------
915-0608   00       9/18/92    How to Conduct a        Training course for       Florin Stelzer
                               GPS Survey for          PTT FEs.
                               Project Managers
                               and Field Engineers
----------------------------------------------------------------------------------------------------
916-0101   B0       3/12/92    VDD for RSSW 2.7,                                 Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
916-0102   00                  RSSW Software                                     Joy Tamanaha
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
916-0103   G0       9/17/92    RSSW Communication                                Joy Tamanaha
                               Protocol
----------------------------------------------------------------------------------------------------
916-0201   00                  RSU Receiving and                                 Richard La Porte
                               Assembly
----------------------------------------------------------------------------------------------------
916-0202   none     12/17/90   Base Station Test                                 Richard La Porte
                               Procedure
----------------------------------------------------------------------------------------------------
916-0203   00                  RSSW Software Test                                Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
916-0301   00                  Receive Site                                      Florin Stelzer
                               Installation Manual
----------------------------------------------------------------------------------------------------
916-0302   00                  Receive Site                                      TBD
                               Equipment
                               Installation
----------------------------------------------------------------------------------------------------
916-0401   review   5/27/93    RSSW User Reference     Describe displays and     Joy Tamanaha
                                                       controls of RSSW and
                                                       fields, as used in
                                                       the Control Center.
----------------------------------------------------------------------------------------------------
916-0501   none     2/92       RSU Field                                         Richard La Porte
                               Technicians Guide
----------------------------------------------------------------------------------------------------
916-0502   none     5/9/91     Equipment Repair        Procedure for             Richard La Porte
                               Procedure Tadiran       packaging and
                               Units                   shipping failed
                                                       component of RSU to
                                                       Technical Center; to
                                                       Tadiran depot; then
                                                       receiving and testing
                                                       back at Metro.
----------------------------------------------------------------------------------------------------
916-0601   00                  RFI Abatement           Training course for       Florin Stelzer
                                                       PTT FEs.
----------------------------------------------------------------------------------------------------
916-0603   00                  Synch Detect            Training course for       Florin Stelzer
                                                       PTT FEs.
----------------------------------------------------------------------------------------------------
916-0604   00                  RSSW and Tadiran        Training course for       Florin Stelzer
                                                       PTT FEs.
----------------------------------------------------------------------------------------------------
916-0605                       RSSW Skills - OJT       Module of the System      Peggy Vasco
                               Module                  Operator OJT
                                                       Program: Basic Level.
----------------------------------------------------------------------------------------------------
917-0101   00                  SPT Software                                      Joy Tamanaha
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
917-0102   draft    8/24/90    Simulcast Network                                 Bob Hopkins
                               Specification
----------------------------------------------------------------------------------------------------
917-0103   A0       3/12/92    VDD for SPT 2.5,                                  Joy Tamanaha
                               Teletrac V1.4
----------------------------------------------------------------------------------------------------
917-0104   input    10/7/92    SPT-QAVM                                          Joy Tamanaha
                               Communications
                               Protocol
----------------------------------------------------------------------------------------------------
917-0105   review   8/19/92    SPT-SPC                 Communications            Joy Tamanaha
                               Communications          protocol for
                               Protocol                Simulcast Paging
                                                       Controller (SPC).
----------------------------------------------------------------------------------------------------
917-0201   00                  Simulcast Cabinet                                 Bob Hopkins
                               Assembly Instruction
----------------------------------------------------------------------------------------------------
917-0202   00                  Simulcast                                         TBD
                               Installation Test &
                               Acceptance
----------------------------------------------------------------------------------------------------
917-0203   00                  SPT Software Test                                 Joy Tamanaha
                               Plan
----------------------------------------------------------------------------------------------------
917-0301   00                  Simulcast Site                                    Florin Stelzer
                               Installation Manual
----------------------------------------------------------------------------------------------------
917-0302   00                  Simulcast Equipment                               Bob Hopkins
                               Installation
----------------------------------------------------------------------------------------------------
917-0401   00                  SPT Instruction &                                 Bob Hopkins
                               Operation
----------------------------------------------------------------------------------------------------
917-0601   00       2/7/92     GPS Receiver            Training course for       Abel Montes
                               Odetics Model 325       PTT FEs.
                               SATSYNC Training
                               Guide
----------------------------------------------------------------------------------------------------
917-0602   00       4/6/92     Transmitter and         Training course for       Norm Leggett
                               Controller Training     PTT FEs.
                               Guide
----------------------------------------------------------------------------------------------------
917-0603   00       2/14/92    Simulcast Test          Training course for       Bill Goshay
                               Software SPX            PTT FEs. Includes
                               Training Guide          discussion topics to
                                                       be covered by
                                                       experienced user.
----------------------------------------------------------------------------------------------------
917-0604   00       ?          Simulcast Paging        A training document -     ?
                               Network                 describes the
                                                       Simulcast Paging
                                                       Network in some
                                                       technical detail, at
                                                       the level of a Field
                                                       Engineer or a
                                                       Software Engineer.
----------------------------------------------------------------------------------------------------
917-0605                       SPT Skills - OJT        Module of the System      Guy Cauthen
                               Module                  Operator OJT
                                                       Program: Basic Level
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

921-0101   00                  Procurement Spec        Describe                  Richard La Porte
                               for Calibration         specifications for
                               Transmitter Unit        outside manufacturer
                                                       to build from.
----------------------------------------------------------------------------------------------------
921-0201   B        7/17/92    Calibration             Acceptance test to be     Richard La Porte
                               Transmitter Unit        used by outside
                               Acceptance Test         manufacturer of CTU.
                               Procedure
----------------------------------------------------------------------------------------------------
921-0202   none     9/91       Calibration
                               Transmitter Unit
                               Installation and
                               Test Procedure
----------------------------------------------------------------------------------------------------
921-0301   00                  CLU Installation                                  Richard La Porte
                               and Operation
----------------------------------------------------------------------------------------------------
921-0302   A0       9/1/31     CTU Metro Code          Provides instruction      Joy Tamanaha
                               Upgrade Instructions    to Metros on how to
                                                       perform a hardware
                                                       upgrade at the sites.
----------------------------------------------------------------------------------------------------
922-0301   00                  DLU Installation &                                Richard La Porte
                               Operation
----------------------------------------------------------------------------------------------------
923-0401   00                  DFU (Direction          Instructions for          Drew Bradford
                               Finding Unit)           using the Direction       (Keith Smith)
                               User's Manual           Finding Unit (DFU).
                                                       DFU is used to locate
                                                       stolen vehicles that
                                                       are confined within a
                                                       residential garage,
                                                       or comparable
                                                       circumstances.
----------------------------------------------------------------------------------------------------
925-0101   11.C     6/30/93    VLU Second              Requirement
                               Generation              specification for
                               Requirements            second generation VLU
                                                       - includes both SVLU
                                                       and CVLU requirements.
----------------------------------------------------------------------------------------------------
925-0205   00                  VLU Qualification                                 Richard La Porte
                               Test
----------------------------------------------------------------------------------------------------
925-0206   none     3/91       Antenna Return Loss     Acceptance test for       Richard La Porte
                               Test Acceptance Test    hidden antenna.
----------------------------------------------------------------------------------------------------
925-0207   none     3/92       Burn-in Test
----------------------------------------------------------------------------------------------------
925-0208   none     3/92       SA Test Procedure
                               SA Trial Units
----------------------------------------------------------------------------------------------------
925-0211   none     5/92       CVLU Automatic Test
                               Equipment Test
                               Procedure
----------------------------------------------------------------------------------------------------
926-0101   00                  Multi-Function          Multi-function tester     Richard La Porte
                               Tester Functional       is used for testing
                               Specification and       an SVLU installation.
                               Test Procedure          It tests SA and RA
                                                       functionality, in
                                                       addition to other
                                                       SVLU functions.
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

926-0102   00       12/2/92    Passive RF Field        Specification that        Norm Leggel
                               Concept                 defines the concept
                                                       and protocol
                                                       requirements for a
                                                       CVLU bank bag
                                                       application. CVLU is
                                                       installed in box at
                                                       bottom of bank bag.
                                                       If bag is taken,
                                                       guard presses remote
                                                       panic button to send
                                                       a message to the
                                                       bank's CVLS
                                                       workstation.
----------------------------------------------------------------------------------------------------
926-0301   none     12/90      SVLU Installation                                 Victor/Richard
                               Guide
----------------------------------------------------------------------------------------------------
927-0101   none     8/91       Roadside Assistance                               Richard La Porte
                               Switch Assembly
                               Design
                               Recommendations
----------------------------------------------------------------------------------------------------
927-0102   00                  Status Messaging        (I think it should be     Joy Tamanaha
                               Terminal                "Status Message           (Massoud)
                               Requirements            Terminal
                                                       Requirements")
----------------------------------------------------------------------------------------------------
927-0103   00                  Display Messaging       (I think it should be     Joy Tamanaha
                               Terminal                "Data Message             (Massoud)
                               Requirements            Terminal
                                                       Requirements")
----------------------------------------------------------------------------------------------------
927-0104   01       6/16/93    MDT Interface           Describes user            Joy Tamanaha
                               Preprocessor User       interface
                               Interface Reqmt         requirements for s/w
                               Specs                   used by customer to
                                                       program Message
                                                       Display Terminal.
----------------------------------------------------------------------------------------------------
927-0301   B0       5/20/93    CVLU Installation                                 Victor/Richard
                               Guide
----------------------------------------------------------------------------------------------------
927-0303   00       10/5/92    CVLU Battery            Diagram showing how       John Dickson
                               Charger Application     to install CVLU in
                               Installation Guide      Battery Charger
----------------------------------------------------------------------------------------------------
927-0304   00                  Installation            Kenwood VLU in '93        Greg Gates
                               Instructions for        Chevy Capri - CVLU
                               Chicago Autoworks       with floor-mounted
                                                       panic button
----------------------------------------------------------------------------------------------------
927-0305                       EAP Installation                                  Joy
                               Guide
----------------------------------------------------------------------------------------------------
927-0401   00       6/23/93    Message Display         How to program the        Florin Stelzer
                               Terminal                MDT.
                               Programming Guide
----------------------------------------------------------------------------------------------------
927-0402   00       6/23/93    CVLU Programming        For use by Product        Joy Tamanaha
                               Guide                   Support personnel to
                                                       enable certain CVLU
                                                       programming
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

                                                       options.
----------------------------------------------------------------------------------------------------
930-0101   12       2/11/91    VDD for MIS 1.2,                                  Richard Fowler
                               Teletrac V1.1
----------------------------------------------------------------------------------------------------
930-0102   00                  MIS Software                                      Richard Fowler
                               Requirements
                               Specification
----------------------------------------------------------------------------------------------------
930-0201   00                  MIS Software Test                                 Richard Fowler
                               Plan
----------------------------------------------------------------------------------------------------
931-0401   00                  MIS OB User and                                   Mark Nelson
                               Reference Man
----------------------------------------------------------------------------------------------------
931-0402   draft    ?          FDR Access              Instructions for          Mark Nelson
                               Instructions            logging into and out
                                                       of FDR system.
----------------------------------------------------------------------------------------------------
931-5002   A        6/92       Base Station Tester
                               Operators Guide
----------------------------------------------------------------------------------------------------
932-0401   none     5/18/92    MIS Metro User          Describe the MIS as       Mark Nelson
                               Reference               installed in metro
                                                       Control Centers.
----------------------------------------------------------------------------------------------------
932-0601                       MIS Skills - OJT        Module of the System      unassigned
                               Module                  Operator OJT Program
                                                       Basic Level.
----------------------------------------------------------------------------------------------------
935-0301   draft    11/15/90   Digicom Analog                                    Florin Stelzer
                               Modem Installation
----------------------------------------------------------------------------------------------------
935-0302   draft    11/16/90   Fujitsu Data                                      Florin Stelzer
                               Service Unit
----------------------------------------------------------------------------------------------------
935-0303   draft    11/16/90   Anderson Jacobson                                 Florin Stelzer
                               Modem Installation
----------------------------------------------------------------------------------------------------
935-0304   draft    11/16/90   Line Impairment Test                              Florin Stelzer
----------------------------------------------------------------------------------------------------
935-0305   00                  Microcom HD2400
                               Modem
----------------------------------------------------------------------------------------------------
935-0306   00                  Diagnostic Modem                                  Bob Hopkins
                               Installation and
                               Operation
----------------------------------------------------------------------------------------------------
940-0001   00       6/24/93    Metro Environment       General                   Joy Tamanaha
                               Simulator (MES)         (non-technical)
                               Overview                overview of the MES,
                                                       which replaces the
                                                       need to use Los
                                                       Angeles system for
                                                       testing.
----------------------------------------------------------------------------------------------------
940-0101   review   5/3/93     Metro Environment       MES replaces the need     Joy Tamanaha
                               Simulator Software      to use Los Angeles
                               Requirements            Metro for testing.
                               Specification
----------------------------------------------------------------------------------------------------
940-2001   draft    9/11/90    VLU Automatic Test                                Richard La Porte
                               Equipment Test
                               Procedure Mitsubishi
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
DOC#       REV      DATE       TITLE                   DESCRIPTION               AUTHOR
----------------------------------------------------------------------------------------------------

970-0001   00                  Wiring List
----------------------------------------------------------------------------------------------------


Draft    Never formatted by us and not formally released. Our only copy may have handwritten notes on it.

None     No revision was ever assigned. Usually the old documents.

Input    Have the rough input, but it needs to be formatted and edited.

NA       The document does not need a revision, like some training documents or collections of documents.

Review   Formatted by us and sent out for review, but not formally released.

                                   EXHIBIT C

                                ESCROW AGREEMENT

                                       12

                                ESCROW AGREEMENT

This ESCROW AGREEMENT dated as of May 10, 1996, is entered into by and among
Teletrac, Inc. a Delaware corporation (hereinafter referred to as "Teletrac" or
"Licensor"), Ituran Location and Control Ltd., a company organized under the laws of the State of Israel (hereinafter referred to as "Ituran" or "Licensee"), and Boatmen's Trust Company, a corporation organized under the laws of the State of Missouri ("Escrow Agent"), with reference to the following facts:

A. Teletrac and Ituran are parties to that certain Radio Location System License
Agreement dated December 19, 1993, as amended (the "License Agreement"), a copy of which is attached hereto as Exhibit "A," pursuant to which Teletrac has licensed to Ituran certain computer software, including certain updates, improvements, and enhancements thereof required to be delivered to Ituran under the Licensee Agreement, all of which constitutes the licensed software
(collectively, the "Product").

B. It is the policy of Teletrac not to disclose the source codes for the
Product, except as provided in an applicable escrow agreement. For purposes of this Agreement, "Source Code" shall mean the human-readable form of the computer programming code for Product, as delivered to Ituran, that is in Teletrac's possession or control and that Teletrac is required to disclose under certain conditions. The material described in Exhibit "B" attached hereto constitutes the Source Code for the Product licensed to the Ituran pursuant to the License
Agreement;

C. Teletrac and Ituran desire that upon the occurrence of certain events described in Paragraph 3.1 below, Teletrac must deliver the Source Code to
Ituran.

THEREFORE, for valuable consideration Teletrac, Ituran, and Escrow Agent agree as follows:

1. Deliveries to Escrow Agent.

1.1 Upon delivery of the Current Version Software, as set forth in Section
14.2.1 of the License Agreement, and upon delivery of the Final Version RLS
Licensed Software, as set forth in Section 14.2.2 of the License Agreement,
Teletrac shall deliver the Source Code to Escrow Agent. The Escrow Agent is not
required to independently verify the sufficiency of the delivery.

1.2 In addition, Teletrac shall deliver, on an annual basis, to Escrow Agent the
Source Code for any and all "RLS Licensed Software Upgrades" (as such term is defined in Section 1.22 of the License Agreement) that Teletrac is required to deliver to Ituran pursuant to the License Agreement (the "Upgrades").

2. Safekeeping of Source Code. The Source Code held by the Escrow Agent shall remain the exclusive property of Teletrac, and the Escrow Agent shall not use the source code or disclose the same to any third party except as specifically provided for herein. The Escrow Agent shall hold the Source Code in safekeeping at its offices indicated below unless and until the Escrow Agent is to deliver the Source Code to Ituran or Teletrac, in which case the Escrow Agent shall deliver the Source Code to such party, subject, however, to the provisions of this Escrow Agreement.

3. Conditions for Release of Source Code.

3.1 The occurrence of any of the following shall constitute a "Condition of
Release" by Teletrac under this Agreement:

a. Ituran terminates the License Agreement in accordance with Section 6.3, 6.5
(provided that such termination is a result of Teletrac filing a voluntary
Chapter 7 bankruptcy petition or having an involuntary Chapter 7 bankruptcy petition filed against it and such involuntary petition is not dismissed within
90 days) or 6.7.2 of the License Agreement and elects to continue to operate the
Radio Location System in the Territory.

b. Teletrac terminates the License Agreement in accordance with Section 6.5 of the License Agreement and Ituran elects to continue to operate the Radio
Location System in the Territory.

c. Ituran terminates the License Agreement in accordance with Section 10.2 of the License Agreement and elects to continue to operate the Radio Location
System in the Territory.

3.2 Ituran shall give written notice (the "Release Notice") to the Escrow Agent of the occurrence of any Condition of Release. The Release Notice shall (a)
identify the License Agreement and this Escrow Agreement; (b) specify the
Condition of Release that has occurred; (c) identify the Source Code; and (d)
demand the delivery of the Source Code to Ituran.

3.3 Upon termination of the License Agreement for any reason other than those specified in Section 3.1 above, Teletrac shall give written notice (the
"Termination Notice") to the Escrow Agent. The Termination Notice shall (a)
identify the License Agreement and this Escrow Agreement; (b) specify that the
License Agreement has terminated for reason other than a Condition of Release;
(c) identify the Source Code and (d) demand delivery of the Source Code to
Teletrac.

3.4 Upon receipt of the Release Notice or the Termination Notice, the Escrow
Agent shall send a copy thereof to the other party. If the other party desires to dispute the Release Notice or the Termination Notice, such party shall, within forty-five (45) days after the receipt of the copy of the Release Notice or Termination Notice from the Escrow Agent, deliver to the Escrow Agent a sworn statement (the "Affidavit") stating that the specified condition or termination has not occurred, whereupon the provisions of Paragraph 4 below will become applicable. If the Escrow Agent receives the Affidavit within such forty-five
(45) day period, the Escrow Agent shall send a copy thereof to the party that sent the Release Notice or the Termination Notice, and Escrow Agent shall continue to hold the Source Code under the terms of this Escrow Agreement. If the Escrow Agent does not receive Affidavit within such forty-five (45) day period, the Escrow Agent shall deliver the Source Code to the other party that sent the Release Notice or Termination Notice.

4. Disputes.

4.1 In the event that a party files the Affidavit with the Escrow Agent in the manner and within the time period set forth in Paragraph 3.4 above, the Escrow
Agent shall not release the Source Code to either party except (a) in accordance with a final decision of the arbitration panel as set

                                        2

forth in Paragraph 4.2 below, or (b) upon receipt of an agreement executed by
Teletrac and Ituran, authorizing the release of the Source Code to Teletrac and
Ituran.

4.2 Disputes arising out of or relating to this Escrow Agreement, or the breach, termination, or invalidity thereof, shall be settled in accordance with the applicable dispute resolution provisions set forth in Section 19 of the License
Agreement. The Escrow Agent shall give prompt effect to any authenticated arbitration award. Notwithstanding anything to the contrary contained in this paragraph 4.2, neither party may terminate the Agreement nor pursue any remedies for its material breach without first having given the breaching party written notice of the material breach and an opportunity to cure such breach within forty-five (45) days of the receipt of such written notice.

5. Payment to Escrow Agent. As payment for its services hereunder, Escrow Agent shall receive an acceptance fee of $100.00 and an annual fee of $1,000.00, which fees shall be shared equally by Teletrac and Ituran.

6. Termination. This Escrow Agreement shall terminate (i) upon delivery of the
Source Code to either Teletrac or Ituran in accordance with the terms of this
Agreement or (ii) upon termination of the License Agreement.

7. Modification; Severability. This Escrow Agreement shall not be waived, amended, or modified except by the written agreement of all the parties hereto.
Any invalidity, in whole or in part, of any provision of this Escrow Agreement shall not affect the validity of any other of its provisions.

8. Notice. All notices under this Agreement shall be in writing and shall be effective when delivered in person to the recipient by courier.

All notices to Teletrac shall be delivered to:

Mr. Jim Queen
Chief Executive Officer
Teletrac, Inc.
8900 State Line Rd., Ste. 500
Leawood, KS 66206
Tel.: (913) 642-4799
Fax: (913) 642-4214

with a copy to:

Mr. Steve Scheiwe
General Counsel
Teletrac, Inc.
8900 State Line Rd., Ste. 500
Leawood, KS 66206
Tel.: (913) 642-4799
Fax: (913) 642-4214

                                        3

All notices to Ituran shall be delivered to:

Gideon Ezra
General Manager
Ituran Location and Control Ltd.
3a Hasikma St.
Azur, Israel
Tel.: 972-3-557-1313
Fax: 972-3-557-1391

with a copy to:

Dr. Eddo Dinstein
Cohen Lahat & Co.
155 Bialik St.
Ramat Gan, Israel
Tel.: 972-3-751-2061
Fax: 972-3-751-2066

Escrow Agent shall be sent to:

men's Trust Company
Main
as City, MO 64105
(816) 691-5230
(816) 691-5755
Attention: Corporate Trust Department

Responsibility and Liability.

Escrow Agent shall not be obligated or required to examine or inspect the Escrow
Agent shall exercise reasonable care with respect to safekeeping and shall provide at least the same degree of care for the Source Codes its valuable documents and those of its customers lodged in the same riate atmospheric or other safeguards.

Escrow Agent shall be protected in acting upon any written notice, ent, receipt, or other paper or document furnished to Escrow Agent, not due execution and the validity and effectiveness of the provisions of the truth and acceptability of any information therein contained, which nably and in good faith believes.

Escrow Agent shall have no duties except those which are expressly set ac and Ituran hereby jointly and severally indemnify the Escrow Agent lity, or damage (other than any loss, liability, or damage caused by the willful misconduct of Escrow Agent), including reasonable costs of s' fees, arising from and in connection with the performance of Escrow bligations under this Agreement as such duties and obligations pertain

                                        4

parties agree that all remedies and damages that might otherwise be rac or
Ituran for claims arising out of or related to this Agreement shall ations set forth in the License Agreement, including, but not limited to lity set forth in
Section 13 of the License Agreement.

Escrow Agent's General Terms and Conditions for Escrow Agreements, hereto as
Exhibit C, is hereby incorporated herein by reference.

This Escrow Agreement may be executed in multiple counterparts each original, and all of which together shall constitute one and the same

12. Binding Effect. This License Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the parties.

13. Entire Agreement. This Escrow Agreement, together with the License
Agreement, constitutes the entire agreement of the parties with respect to the escrow of the Source Code, and supersedes any and all prior negotiations, correspondence, understanding, and agreements between the parties respecting the subject matter of this Escrow Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed and delivered by their duly authorized representatives as of the year and date first-above written.

ESCROW AGENT:                           LICENSOR:

-------------------------------------   Teletrac, Inc.

By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------          ---------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

                                        LICENSEE:

                                        Ituran Location and Control, Inc.

                                        By: /s/ Avner King  /s/ Sheratzki Eazi
                                            ------------------------------------
                                        Name: Avner King  Sheratzki Eazi
                                        Title: Managers
                                        Date: 5/5/96

                                        5